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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 14, 2000


                        ENSTAR INCOME PROGRAM IV-2, L.P.
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             (Exact name of Registrant as specified in its charter)


                                     Georgia
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                 (State or other jurisdiction of incorporation)


           0-15706                                                            58-1581136
------------------------------------                                  --------------------------------------------
 (Commission File Number)                                               (I.R.S. Employer Identification No.)

    c/o Enstar Communications Corporation
    12444 Powerscourt Drive, Suite 100, St. Louis, Missouri       63131
    ----------------------------------------------------------------------
    (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (314) 965-0555


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Item 4.       Changes in Registrant's Certifying Accountants.

(a)      Previous Independent Accountants

         On July 14, 2000, Enstar Income Program IV-2, L.P. (the "Registrant") dismissed Ernst & Young LLP as the Registrant's independent accountant.

         The reports of Ernst & Young LLP on the financial statements for the Registrant's two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change accountants was approved by the Board of Directors of the corporate general partner of the Registrant.

         During the Registrant's two most recent fiscal years and through July 14, 2000, there have been no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their reports on the consolidated financial statements for such periods.

         During the Registrant's two most recent fiscal years and through July 14, 2000, there have been no reportable events (as defined in Regulation S-K
Item 304 (a)(1)(v)).

         The Registrant has provided Ernst & Young LLP with a copy of the disclosure it is making in response to Item 304(a) of Regulation S-K. Ernst & Young LLP has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)      Newly Engaged Independent Accountants.

         On July 14, 2000, the Registrant engaged Arthur Andersen LLP as its new independent accountant. During the Registrant's two most recent fiscal years and through July 14, 2000, neither the Registrant nor anyone on its behalf consulted Arthur Andersen LLP regarding (i) the application of accounting principles to any transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered by Arthur Andersen LLP on the Registrant's financial statements.

(c)             Exhibits.  The following Exhibit is filed herewith:

Regulation S-K
Exhibit Number

16.1           Letter from Ernst & Young LLP to the Securities and Exchange
               Commission.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ENSTAR INCOME PROGRAM IV-2, L.P.

                               By: ENSTAR COMMUNICATIONS CORPORATION,
                                   its General Partner

                               By:/s/ Ralph Kelly
                                  -----------------------------------
                                   Ralph Kelly
                                   Vice President and Treasurer

Dated:   July 18, 2000

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                                  EXHIBIT INDEX

Regulation S-K
Exhibit Number        Description
16.1                  Letter from Ernst & Young LLP to the Securities and
                      Exchange Commission.